Supplement Dated December 31, 2021

to the Prospectus for WoodmenLife Variable Annuity dated May 1, 2021

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

Woodmen of the World Life Insurance Society

1700 Farnam Street

Omaha, Nebraska 68102

1-877-664-3332

The purpose of this Supplement is to inform you of certain changes to the initial premium requirements for certain retirement accounts. Specifically, effective January 1, 2022: purchases of the WoodmenLife Variable Annuity will not be issued unless WoodmenLife receives, in good order, an initial premium payment of $2,000 ($1,000 for qualified certificates). The only exception will be for circumstances involving the account opening of eligible employer-sponsored retirement accounts.

The Prospectus for your WoodmenLife Variable Annuity is amended as follows to reflect the change in the initial premium requirements for certain retirement accounts.

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The following two sentences on Page 20 of the WoodmenLife Variable Annuity Prospectus under the subtitle “PURCHASING A CERTIFICATE,” is hereby amended as follows: “There are certain circumstances in which you may not have to provide an initial premium payment to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan.”

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If you have any questions regarding this supplement, please contact WoodmenLife at 1-877-664-3332 or contact your Registered Representative.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE